 EXHIBIT 32

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of SPO Global Inc. (the "Company") on Form 10-Q for the three months ended September 30, 2013 (the "Report") filed with the Securities and Exchange Commission, I, Michael Braunold, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2013

/s/ Michael Braunold
Michael Braunold
Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO SPO MEDICAL INC. AND WILL BE RETAINED BY SPO GLOBAL INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.